UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 20, 2004

                       Allegheny Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                  (State or Other Jurisdiction of Incorporation

        1-12001                                        25-1792394
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(Commission File Number)                     (IRS Employer Identification No.)

1000 PPG Place, Pittsburgh, Pennsylvania              15222-5479
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(Address of Principal Executive Offices)              (Zip Code)

                                 (412) 394-2800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 - Results of Operations and Financial Condition

             (a) On October 20, 2004, Allegheny Technologies Incorporated issued a press release with respect to its third quarter 2004 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K.


Section 9.01 - Financial Statements and Exhibits

(c)      Exhibits

              Exhibit 99.1 Press release dated October 20, 2004


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ALLEGHENY TECHNOLOGIES INCORPORATED


                              By:    /s/ Jon D. Walton
                                     -----------------------------------------
                                     Jon D. Walton
                                     Executive Vice President, Human Resources,
                                     Chief Legal and Compliance Officer


Dated:  October 20, 2004


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                                  EXHIBIT INDEX



Exhibit 99.1      Press Release dated October 20, 2004 (filed herewith).